EXHIBIT 10.13

                                 LEASE SUMMARY
                                 -------------

          The following is a summary of basic lease provisions with respect to the Lease. It is an integral part of the Lease, and terms defined or dollar amounts specified in this Summary shall have the meanings or amounts as stated, unless expanded upon in the text of the Lease and its Exhibits, which are attached to and made a part of this Summary.

          1.  Date of Lease Execution:     August 7, 1997
              -----------------------

          2.  "Landlord":                  New World Partners Joint Venture
               --------

          3.  Landlord's Address:          c/o Codina Real Estate Management,
              ------------------           Inc. 8323 N.W. 12th Street, Suite 115
                                           Miami, Florida 33126
                                           Attention: Property Manager

          4.  "Tenant":                    Automated Dispatch Solutions, Inc.

          5.  Tenant's Address:            8175 N.W. 12th Street
                                           Miami, Florida 33126

          6. "Guarantor":                  N/A

          7. Guarantor's Address:          N/A
             --------------------

          8. Premises (section 1.1):       Suite 109, as shown on Exhibit "A"
             ----------------------

          9. Gross Rentable Area of        Premises (section 1.1): Approximately
                                           5,285 rentable square feet,
                                           consisting of approximately 4,651
                                           rentable square feet to be delivered
                                           on or about November 1, 1997, and
                                           approximately 634 rentable square
                                           feet to be delivered no later than
                                           March 1, 1998, all as shown on
                                           Exhibit "A "

           10.  Gross Rentable Area of
                ----------------------
                Building (section 1.1):    Approximately 46,510 rentable square
                                           feet

           11.  Tenant's Proportionate
                ----------------------
                Share (section 2.3):       11.36%
                -------------------

           12.  Permitted Use of
                ----------------
                Premises (section 3.1):    General office
                ----------------------

           13.  Term of Lease (section 1.1):  Five (5) years and four (4)
                --------------------------    months "Commencement Date": Date
                                              of Substantial Completion
                                              (estimated to be on or about
                                              November 1, 1997) "Expiration
                                              Date": Five (5) years and four (4)
                                              months after the Commencement Date

           14.  Option to Renew (Rider 1):  One (1) term of five (5) years
                -------------------------

     15.  "Minimum Rent" (section 2.2):
           ---------------------------

          (a) From the Commencement Date through February 28, 1998, Minimum Rent shall be based on 4,651 square feet of the Premises, and shall be at the rate of Seventeen and 50/100 ($17.50) Dollars per square foot per annum, payable in advance in equal monthly installments of Six Thousand Seven Hundred Eighty-Two and 71/100 ($6,782.71) Dollars, plus tax.

          (b) From March 1, 1998 through the Expiration Date of the Term, Minimum Rent shall be based on the entire 5,285 square feet of the Premises, as follows:


                                                     ANNUAL MINIMUM RENT                MONTHLY PAYMENT
                     YEAR                            RATE PER SQUARE FOOT               (PLUS SALES TAX)
                     ----                            --------------------               ----------------
                  3/l/98 -
                   expiration of
                    1st Lease Year                           $17.50                           $7,707.29
                    2                                        $18.50                           $8,147.71
                    3                                        $19.50                           $8,588.13
                    4                                        $20.50                           $9,028.54
                    5 (plus
                     last 4 months)                          $21.50                           $9,468.96


   16. Prepaid Rent:                 $7,223.59 (includes sales tax) (due upon
       ------------
                                     execution of Lease; to be applied to first full month Minimum Rent is due)



   17. Security Deposit              $15,414.58 (excludes sales tax) (due upon
       -----------------             execution of Lease)
       (section 2.6):
       --------------


   18.  Cost Pass-Throughs
        ------------------
        (section 2.3):               Operating Costs
        -------------

   19.  Base Year
        ---------
        (section 2.3):               1998
        --------------

   20.  Comprehensive General
        ---------------------
        Liability Insurance
        -------------------
        (section 6.1):               $1,000 ,000.00
        -------------

   21.  No. of Parking Spaces:       Twent y-one (21) unassigned
        ----------------------

   22.  Broker(s) (section 13.12):   Codin a Bush Klein.Oncor International

THIS LEASE (the "Lease"), dated the   7    day of   August  , 1997, is made
                                   -------         ---------
between New World Partners Joint Venture, a Florida general partnership (the "Landlord"), and Automated Dispatch Solutions, Inc., a Delaware corporation (the "Tenant").

                                ARTICLE I. TERM.
                                ---------------

   1.1      Grant; Term.  In consideration of the performance by the Tenant of
            ------------
its obligations under this Lease, the Landlord leases to the Tenant, and the Tenant leases from the Landlord, for the Term, the "Premises," which Premises are shown outlined on the floor plan attached hereto and made a part hereof as Exhibit "A." The Premises are located in that certain office building, in The Village at Beacon Centre (the "Building"), located in Dade County, Florida, as more particularly described in Exhibit "B," attached hereto and made a part hereof. The gross rentable area of the Premises (which includes a proportionate share of the Common Areas) and the Building are approximately as shown on the Lease Summary.

          The "Term" of the Lease is the period from the Commencement Date as specified in the Lease Summary, through the Expiration Date, as specified in the Lease Summary. If the Premises are ready for occupancy prior to the Commencement Date, then Tenant shall take occupancy on such date and Tenant's obligations to pay Minimum Rent and all other charges shall commence on such date. If Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, this Lease shall in all ways remain in full force and effect except that Minimum Rent and other charges shall be waived for the period between the Commencement Date and the time when Landlord can deliver possession; provided, however, if delivery of possession is delayed more than ninety (90) days past the scheduled Commencement Date, Tenant may terminate this Lease upon fifteen
(15) days' written notice to Landlord, whereupon both parties shall be relieved of all further obligations hereunder. Notwithstanding the foregoing, if delivery of possession is delayed due to any act or omission of Tenant, then the Commencement Date shall be the date Landlord would have delivered possession, but for Tenants delay.

          The Landlord shall have no construction or improvement obligations with respect to the Premises unless expressly set forth in a work letter agreement, which, if executed by Landlord and Tenant, shall be incorporated as an exhibit to this Lease. Upon the expiration of five (5) business days following the Commencement Date, the Premises shall be conclusively deemed to be accepted by Tenant unless Tenant shall have given Landlord written notice of any contended defects in the Premises.

                               ARTICLE II.  RENT.
                               -----------------

   2.1      Covenant to Pay.  The Tenant shall pay to Landlord all sums due
            ---------------
hereunder from time to time from the Commencement Date without prior demand, together with all applicable Florida sales tax thereon; however, unless otherwise provided in this Lease, payments other than Tenants regular monthly payments of Minimum Rent and Increased Operating Costs shall be payable by Tenant to Landlord within five (5) days following demand. All rent or other charges that are required to be paid by Tenant to Landlord shall be payable at Landlord's address indicated on the Lease Summary. Minimum Rent and Additional Rent for any "Lease Year" consisting of less than twelve (12) months shall be prorated on a per them basis, based upon a period of 365 days. "Lease Year" means the twelve (12) full calendar months commencing on the Commencement Date. However, the final Lease Year may contain less than twelve (12) months due to expiration or sooner termination of the Term. The Tenant agrees that its covenant to pay rent and all other sums under this Lease is an independent covenant and that all such amounts are payable without counterclaim, set-off, deduction, abatement, or reduction whatsoever, except as expressly provided for in this Lease.

   2.2      Minimum Rent.  Subject to any escalation which may be provided for
            ------------
in this Lease, the Tenant shall pay Minimum Rent for the Term in the initial amount specified in the Lease Summary, which, except for the first installment, shall be payable throughout the Term in equal monthly installments in advance on the first day of each calendar month of each year of the Term, such monthly installments to be in the amounts (subject to escalation) specified in the Lease Summary. The first monthly installment of Minimum Rent shall be due on the date of this Lease. The Minimum Rent described above shall be adjusted at the beginning of the second and each succeeding Lease Year during the Term of this Lease as provided in the Lease Summary.

   2.3      Operating Costs.  The Tenant shall pay to the Landlord the Tenant's
            ----------------
proportionate share of the amount by which the annual Operating Costs, as hereinafter defined, for each calendar year exceed the Operating Costs incurred during the Base Year specified in the Lease Summary. Such excess is referred to for purposes of this Lease as the "Increased Operating Costs." Tenant's obligation to pay its proportionate share of Increased Operating Costs shall commence as of the beginning of the first full calendar year following the Base Year. The amount of Increased Operating Costs payable to the Landlord may be estimated by the Landlord for such period as the Landlord determines from time to time (not to exceed twelve (12) months), and the Tenant agrees to pay to the Landlord the amounts so estimated in equal installments, in advance, on the first day of each month during such period. Notwithstanding the foregoing, when bills for all or any portion of Increased Operating Costs so estimated are actually received by Landlord, the Landlord may bill the Tenant for the Tenant's proportionate share thereof, less any amount previously paid by Tenant to Landlord on account of such item(s) by way of estimated Increased Operating Costs payments.

          Within a reasonable period of time after the end of the period for which estimated payments have been made, the Landlord shall submit to the Tenant a statement from the Landlord setting forth the actual amounts payable by the Tenant based on actual costs. If the amount the Tenant has paid based on estimates is less than the amount due based on actual costs, the Tenant shall pay such deficiency within five (5) days after submission of such statement. If the amount paid by the Tenant is greater than the amount actually due, the excess may be retained by the Landlord to be credited and applied by the Landlord to the next due installments of the Tenants proportionate share of Increased Operating Costs, or as to the final Lease Year, provided Tenant is not in default, Landlord will refund such excess to Tenant. The Tenant's proportionate share of actual Increased Operating Costs for the final estimate period of the Term of this Lease shall be due and payable even though it may not be finally calculated until after the expiration of the Term. Accordingly, Landlord shall have the right to continue to hold Tenant's security deposit following expiration of the Term until Tenants share of actual Increased Operating Costs has been paid.

          For purposes of this Lease, Tenants proportionate share shall be a fraction, the numerator of which is the gross rentable area of the Premises, and the denominator of which is the gross rentable area of the Building (which is as set forth in the Lease Summary). Tenants proportionate share is as set forth in the Lease Summary. The term "Operating Costs" shall mean any amounts paid or payable whether by the Landlord or by others on behalf of the Landlord, arising out of Landlord's maintenance, operation, repair, replacement (if such replacement increases operating efficiency) and administration of the Building and Common Areas, including, without limitation: (i) the cost of all real estate, personal property and other ad valorem taxes, and any other levies, charges, local improvement rates, and assessments whatsoever assessed or charged against the Building and Common Areas, the equipment and improvements therein contained, and including any amounts assessed or charged in substitution for or in lieu of any such taxes, excluding only income or capital gains taxes imposed upon Landlord, and including all costs associated with the appeal of any assessment on taxes; (ii) the cost of insurance which the Landlord is obligated or permitted to obtain under this Lease and any deductible amount applicable to any claim made by the Landlord under such insurance; (iii) the cost of security, janitorial, landscaping, garbage removal, and trash removal services; (iv) the cost of heating, ventilating, and air conditioning, to the extent incurred with respect to Common Areas or with respect to any shared systems; (v) the cost of all fuel, water, electricity, telephone, and any other utilities used in the maintenance, operation, or administration of the Building and Common Areas; (vi) salaries, wages, and any other amounts paid or payable for all personnel involved in the repair, maintenance, operation, security, supervision, or cleaning of the Building and Common Areas; and (vii) a reasonable management fee.

   2.4      Payment of Personal Property Taxes.  Tenant shall pay, when due, all
            ----------------------------------
taxes attributable to the personal property, trade fixtures, business, occupancy, or sales of Tenant or any other occupant of the Premises and to the use of the Building by Tenant or such other occupant.

   2.5      Rent Past Due.  If any payment due from Tenant shall be overdue, a
            --------------
late charge of five (5%) percent of the delinquent sum may be charged by Landlord. If any payment due from Tenant shall remain overdue for more than fifteen (15) days, an additional late charge in an amount equal to the lesser of the highest rate permitted by law or one and one-half (1 1/2%) percent per month (eighteen (18%) percent per annum) of the delinquent amount may be charged by Landlord, such charge to be computed for the entire period for which the amount is overdue and which shall be in addition to and not in lieu of the five (5%) percent late charge or any other remedy available to Landlord.

   2.6      Security Deposit.  The Landlord acknowledges receipt of a security
            ----------------
deposit in the amount specified on the Lease Summary to be held by the Landlord, without any liability for interest thereon, as security for the performance by the Tenant of all its obligations under this Lease. Landlord shall be entitled to commingle the security deposit with Landlord's other funds. If Tenant defaults in any of its obligations under this Lease, the Landlord may at its option, but without prejudice to any other rights which'the Landlord may have, apply all or part of the security deposit to compensate the Landlord for any loss, damage, or expense sustained by the Landlord as a result of such default. If all or any part of the security deposit is so applied, the Tenant shall restore the security deposit to its original amount on demand of the Landlord. Subject to the provisions of section 2.3, within thirty (30) days following termination of this Lease, if the Tenant is not then in default, the security deposit will be returned by the Landlord to the Tenant.

   2.7      Landlord's Lien.  To secure the payment of all rent and other sums
            ---------------
of money due and to become due hereunder and the faithful performance of this Lease by Tenant, Tenant hereby gives to Landlord an express first and prior contract lien and security interest on all property now or hereafter acquired (including fixtures, equipment, chattels, and merchandise) which may be placed in the Premises and also upon all proceeds of any insurance which may accrue to Tenant by reason of destruction of or damage to any such property. Such property shall not be removed therefrom without the written consent of Landlord until all arrearages in rental and other sums of money then due to Landlord hereunder shall first have been paid. All exemption laws are hereby waived in favor of said lien and security interest. This lien and security interest is given in addition to Landlord's statutory lien and shall be cumulative thereto. Landlord shall, in addition to all of its rights hereunder, also have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State in which the Premises is located. To the extent permitted by law, this Lease shall constitute a security agreement under Article 9 of the Flofida Uniform Commercial Code. Notwithstanding the foregoing, Landlord agrees to subordinate its lien to a bona fide institutonal lender providing acquisition financing or lease financing for Tenant's furniture, fixtures, and equipment, so that Landlord will have a second lien on such furniture, fixtures, and equipment.

                         ARTICLE III.  USE OF PREMISES.
                         -----------------------------

   3.1      Permitted Use.  The Premises shall be used and occupied only for the
            -------------
use specified in the Lease Summary. Tenant shall carry on its business on the Premises in a reputable manner and shall not do, omit, permit, or suffer to be done or exist upon the Premises anything which shall result in a nuisance, hazard, or bring about a breach of any provision of this Lease or any applicable municipal or other governmental law or regulation. Tenant shall observe all reasonable rules and regulations established by Landlord from time to time for the Building. The rules and regulations in effect as of the date hereof are attached to and made a part of this Lease as Exhibit "C." The names for the Building and the business park of which the Building is a part, which the Landlord may from time to time adopt, and every name or mark adopted by the Landlord in connection with the Building shall be used by the Tenant only in association with the business carried on in the Premises during the Term and the Tenants use thereof shall be subject to such regulation as the Landlord may from time to time impose.

   3.2      Compliance with Laws.  The Premises shall be used and occupied in a
            --------------------
safe, careful, and proper manner so as not to contravene any present or future governmental or quasigovernmental laws, regulations, or orders, or the requirements of the Landlord's or Tenants insurers. If due to the Tenants use of the Premises, repairs, improvements, or alterations are necessary to comply with any of the foregoing, the Tenant shall pay the entire cost thereof.

   3.3      Signs.  Except with the prior written consent of the Landlord, the
            -----
Tenant shall not erect, install, display, inscribe, paint, or affix any signs, lettering, or advertising medium upon or above any exterior portion of the Premises. Landlord, at its expense, will provide one building standard identification sign outside the principal entry to the Premises and will provide space on a directory in the Building lobby.

   3.4      Environmental Provisions.  Tenant warrants and represents that it
            ------------------------
will not use or employ the Landlord's and/or the Building property, facilities, equipment, or services to handle, transport, store, treat, or dispose of any hazardous waste or hazardous substance, whether or not it was generated or produced on the Premises; and, Tenant further warrants and represents that any activity on or relating to the Premises shall be conducted in full compliance with all applicable laws. Tenant agrees to defend, indemnify, and hold harmless Landlord against any and all claims, costs, expenses, damages, liability, and the like, which Landlord may hereafter be liable for, suffer, incur, or pay arising under any applicable laws and resulting from or arising out of any breach of the warranties and representations contained in this section 3.4, or out of any act, activity, or violation of any applicable laws on the part of Tenant, its agents, employees, or assigns. Tenants liability under this section
3.4 shall survive the expiration or any termination of this Lease.

                         ARTICLE IV.  ACCESS AND ENTRY.
                         ------------------------------

   4.1      Right of Examination.  The Landlord shall be entitled at all
            --------------------
reasonable times and upon reasonable notice (but no notice is required in emergencies) to enter the Premises to examine them; to make such repairs, alterations, or improvements thereto as the Landlord considers necessary or reasonably desirable; to have access to underfloor facilities and access panels to mechanical shafts and to check, calibrate, adjust, and balance controls and other parts of the heating, air conditioning, ventilating, and climate control systems. The Landlord reserves to itself the fight to install, maintain, use, and repair pipes, ducts, conduits, vents, wires, and other installations leading in, through, over, or under the Premises and for this purpose, the Landlord may take all material into and upon the Premises which is required therefor. The Tenant shall not unduly obstruct any pipes, conduits, or mechanical or other electrical equipment so as to prevent reasonable access thereto. The Landlord reserves the fight to use all exterior walls and roof area. The Landlord shall exercise its rights under this section, to the extent possible in the circumstances, in such manner so as to minimize interference with the Tenants use and enjoyment of the Premises.

   4.2      Right to Show Premises.  The Landlord and its agents have the fight
            ----------------------
to enter the Premises at all reasonable times and upon reasonable notice to show them to prospective purchasers, lenders, or anyone having a prospective interest in the Building, and, during the last six months of the Term (or the last six
(6) months of any renewal term if this Lease is renewed), to show them to prospective tenants.

               ARTICLE V. MAINTENANCE, REPAIRS, AND ALTERATIONS.
               ------------------------------------------------

   5.1      Maintenance and Repairs by Landlord.  The Landlord covenants to keep
            -----------------------------------
the following in good repair as a prudent owner: (i) the structure of the Building including exterior walls and roofs; (ii) the mechanical, electrical, HVAC, and other base building systems (except such as may be installed by or be the property of the Tenant or as may be serving only the Premises); and (iii) the entrances, sidewalks, corridors, parking areas and other facilities from time to time comprising the Common Areas. The cost of such maintenance and repairs shall be included in Operating Costs. So long as the Landlord is acting in good faith, the Landlord shall not be responsible for any damages caused to the Tenant by reason of failure of any equipment or facilities serving the Building or delays in the performance of any work for which the Landlord is responsible pursuant to this Lease. Notwithstanding any other provisions of this Lease, if any part of the Building is damaged or destroyed or requires repair, replacement, or alteration as a result of the act or omission of the Tenant, its employees, agents, invitees, licensees, or contractors, Landlord shall have the right to perform same and the cost of such repairs, replacement, or alterations shall be paid by the Tenant to the Landlord upon demand. In addition, if, in an emergency, it shall become necessary to make promptly any repairs or replacements required to made by Tenant, Landlord may re-enter the Premises and proceed forthwith to have the repairs or replacements made and pay the costs thereof. Upon demand, Tenant shall reimburse Landlord for the cost of making the repairs.

   5.2      Maintenance and Repairs by Tenant.  The Tenant shall, at its sole
            ---------------------------------
cost, repair and maintain the Premises (including, without limitation, floor and wall coverings and electric light bulbs and tubes and tube casings) exclusive of base building mechanical and electrical systems, all to a standard consistent with a first class office building, with the exception only of those repairs which are the obligation of the Landlord pursuant to this Lease. All repair and maintenance performed by the Tenant in the Premises shall be performed by contractors or workmen designated or approved by the Landlord. At the expiration or earlier termination of the Term, the Tenant shall surrender the Premises to the Landlord in as good condition and repair as the Tenant is required to maintain the Premises throughout the Term.

   5.3      Approval of Tenant's Alterations.  No alterations (including,
            --------------------------------
without limitation, repairs, replacements, additions, or modifications to the Premises by Tenant), other than minor or cosmetic alterations which are interior and nonstructural, shall be made to the Premises without the Landlord's written approval, which, as to exterior or structural alterations may be withheld in Landlord's sole discretion. Any alterations by Tenant shall be performed at the sole cost of the Tenant, by contractors and workmen approved by the Landlord, in a good and workmanlike manner, and in accordance with all applicable laws and regulations.

   5.4      Removal of Improvements and Fixtures.  All leasehold improvements
            ------------------------------------
(other than unattached, movable trade fixtures which can be removed without damage to the Premises) shall at the expiration or earlier termination of this Lease become the Landlord's property. The Tenant may, during the Term, in the usual course of its business, remove its trade fixtures, provided that the Tenant is not in default under this Lease; and the Tenant shall, at the expiration or earlier termination of the Term, at its sole cost, remove such of the leasehold improvements (except for improvements installed by Landlord prior to the Commencement Date) and trade fixtures in the Premises as the Landlord shall require to be removed and restore the Premises to the condition existing prior to such removal. The Tenant shall at its own expense repair any damage caused to the Building by such removal. If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term, the trade fixtures shall, at the option of the Landlord, become the property of the Landlord and may be removed from the Premises and sold or disposed of by the Landlord in such manner as it deems advisable without any accounting to Tenant.

   5.5      Liens.  The Tenant shall promptly pay for all materials supplied and
            -----
work done in respect of the Premises so as to ensure that no lien is recorded against any portion of the Building or against the Landlord's or Tenant's interest therein. If a lien is so recorded, the Tenant shall discharge it promptly by payment or bonding. If any such lien against the Building or Landlord's interest therein is recorded and not discharged by Tenant as above required within fifteen (15) days following recording, the Landlord shall have the right to remove such lien by bonding or payment and the cost thereof shall be paid immediately from Tenant to Landlord. Landlord and Tenant expressly agree and acknowledge that no interest of Landlord in the Premises or the Building shall be subject to any lien for improvements made by Tenant in or for the Premises, and the Landlord shall not be liable for any lien for any improvements made by Tenant, such liability being expressly prohibited by the terms of this Lease. In accordance with applicable laws of the State of Florida, Landlord has filed in the public records of Dade County, Florida, a public notice containing a true and correct copy of this paragraph, and Tenant hereby agrees to inform all contractors and material men performing work in or for or supplying materials to the Premises of the existence of said notice.

   5.6      Services, Utilities.   Landlord shall, as part of Operating Costs,
            -------------------
furnish the Premises with the following services in the manner that such services are furnished in comparable office buildings in the area: (a) electricity for lighting and the operation of office machines, (b) heating, ventilation, and air conditioning ("HVAC") to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 8:00 a.m. to 6:00 p.m. on weekdays, and from 8:00 a.m. to 1:00 p.m. on Saturdays, except for holidays declared by the federal government or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (c) elevator service, (d) rest room supplies, (e) window washing with reasonable frequency, and (f) daily janitor service five (5) days a week. HVAC service at times other than 8:00 a.m. to 6:00 p.m., Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday shall be provided by Landlord, at Tenant's expense, upon written request by Tenant delivered to Landlord prior to 1:00 p.m. on the date for which service is needed, or, if for a Saturday or Sunday, prior to 1:00 p.m. at least one (1) business day in advance of the date for which such service is needed. In addition, Landlord shall provide security to the Building in the manner required by this Lease. The Tenant shall pay to the Landlord, or as the Landlord directs, all gas, electricity, water, and other utility charges applicable to the Premises as separately metered or, if not so metered, as part of Tenant's proportionate share of Increased Operating Costs.

                     ARTICLE VI.  INSURANCE AND INDEMNITY.
                     -------------------------------------

   6.1      Tenant's Insurance.  The Tenant shall, throughout the Term (and any
            ------------------
other period when Tenant is in possession of the Premises), maintain at its sole cost the following insurance:

          (A) All risks property insurance, naming the Tenant and the Landlord as insured parties, containing a waiver of subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is in law responsible including, without limitation, its directors, officers, agents, and employees, and (except with respect to the Tenants chattels) incorporating a standard New York mortgagee endorsement (without contribution). Such insurance shall insure (i) property of every kind owned by the Tenant in an amount not less than the full replacement cost thereof (new), with such cost to be adjusted no less than annually.

          (B) Comprehensive general liability insurance. Such policy shall contain inclusive limits per occurrence of not less than the amount specified in the Lease Summary; provide for cross liability; and include the Landlord and any mortgagee of Landlord as additional insureds.

          (C) Worker's compensation and employee's liability insurance in compliance with applicable legal requirements.

          (D) Any other form of insurance which the Tenant or the Landlord, acting reasonably, requires from time to time in form, in amounts, and for risks against which a prudent tenant would insure.

          All policies referred to above shall: (i) be taken out with insurers licensed to do business in Florida and reasonably acceptable to the Landlord;
(ii) be in a form reasonably satisfactory to the Landlord; (iii) be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to the Landlord or any mortgagee of Landlord; (iv) contain an undertaking by the insurers to notify the Landlord by certified mail not less than thirty (30) days prior to any material change, cancellation, or termination, and (v) with respect to subsection (A), contain replacement cost, demolition cost, and increased cost of construction endorsements. Certificates of insurance on the Landlord's standard form or, if required by a mortgagee, copies of such insurance policies certified by an authorized officer of Tenant's insurer as being complete and current, shall be delivered to the Landlord promptly upon request. If a) the Tenant fails to take out or to keep in force any insurance referred to in this section 6.1, or should any such insurance not be approved by either the Landlord or any mortgagee, and b) the Tenant does not commence and continue to diligently cure such default within forty-eight (48) hours after written notice by the Landlord to the Tenant specifying the nature of such default, then the Landlord has the right, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord without prejudice to any other rights or remedies of the Landlord under this Lease. The Tenant shall not keep or use in the Premises any article which may be prohibited by any fire or casualty insurance policy in force from time to time covering the Premises or the Building.

   6.2      Loss or Damage.  The Landlord shall not be liable for any death or
            --------------
injury arising from or out of any occurrence in, upon, at, or relating to the Building or damage to property of the Tenant or of others located on the Premises or elsewhere in the Building, nor shall it be responsible for any loss of or damage to any property of the Tenant or others from any cause, UNLESS SUCH DEATH, INJURY, LOSS, OR DAMAGE RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LANDLORD. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to Persons or property resulting from fire, explosion, failing plaster, falling ceiling tile, falling fixtures, steam, gas, electricity, water, rain, flood, or leaks from any part of the Premises or from the pipes, sprinklers, appliances, plumbing works, roof, windows, or subsurface of any floor or ceiling of the Building or from the street or any other place or by dampness, or by any other cause whatsoever. The Tenant agrees to indemnify the Landlord and hold it harmless from and against any and all loss (including loss of Minimum Rent and additional rent payable in respect to the Premises), claims, actions, damages, liability, and expense of any kind whatsoever (including attorneys' fees and costs at all tribunal levels), UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS AGENTS, arising from any occurrence in, upon, or at the Premises, or the occupancy, use, or improvement by the Tenant or its agents or invitees of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant its agents, employees, and invitees or by anyone permitted to be on the Premises by the Tenant.

   6.3      Landlord's Insurance.  The Landlord shall throughout the Term carry:
            --------------------
(i) "all risks" insurance on the Building and the machinery and equipment contained therein or servicing the Building and owned by the Landlord (excluding any property with respect to which the Tenant and other tenants are obliged to insure pursuant to section 6.1 or similar sections of their respective leases);
(ii) public liability and property damage insurance with respect to the Landlord's operations in the Building; and (iii) such other forms of insurance as the Landlord or its mortgagee reasonably considers advisable. Such insurance shall be in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a similar building, having regard to size, age, and location.

                      ARTICLE VII.  DAMAGE AND DESTRUCTION
                      ------------------------------------

   7.1      Damage to Premises.  If the Premises are partially destroyed due to
            ------------------
fire or other casualty, the Landlord shall diligently repair the Premises, to the extent of its obligations under section 5.1, Minimum Rent shall abate proportionately to the Owner of the Premises, if any, rendered untenantable from the date of destruction or damage until the Landlord's repairs have been substantially completed. If the Premises are totally destroyed due to fire or other casualty, the Landlord shall diligently repair the Premises to the extent only of its obligations pursuant to section 5.1, and Minimum Rent shall abate entirely from the date of destruction or damage to such date which is the earlier of (i) the date tenantable, or (ii) thirty (30) days after Landlord's repairs have been substantially completed. Upon being notified by the Landlord that the Landlord's repairs have been substantially completed, the Tenant shall diligently perform all other work required to fully restore the Premises for use in the Tenant's business, in every case at the Tenant's cost and without any contribution to such cost by the Landlord, whether or not the Landlord has at any time made any contribution to the cost of supply, installation, or construction of leasehold improvements in the Premises. Tenant agrees that during any period of reconstruction or repair of the Premises, it will continue the operation of its business within the Premises to the extent practicable. If all or any part of the Premises shall be damaged by fire or other casualty and the fire or other casualty is caused by the fault or neglect of Tenant or Tenant's agents, guest, or invitees, rent and all other charges shall not abate.

   7.2      Termination for Damage.  Notwithstanding section 7.1, if damage or
            ----------------------
destruction which has occurred to the Premises or the Building is such that in the reasonable opinion of the Landlord such reconstruction or repair cannot be completed within one hundred twenty (120) days of the happening of the damage or destruction, the Landlord may, at its option, terminate this Lease on notice to the Tenant given within thirty (30) days after such damage or destruction and the Tenant shall immediately deliver vacant possession of the Premises in accordance with the terms of this Lease.

              ARTICLE VIII.  ASSIGNMENT, SUBLEASES, AND TRANSFERS.
              ---------------------------------------------------

   8.1      Transfer by Tenant.  The Tenant shall not enter into, consent to, or
            ------------------
permit any Transfer, as hereinafter defined, without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. For purposes of this Lease, "Transfer" means an assignment of this Lease in whole or in part; a sublease of all or any part of the Premises; any transaction whereby the rights of the Tenant under this Lease or to the Premises are transferred to another; any mortgage or encumbrance of this Lease or the Premises or any part thereof or other arrangement under which either this Lease or the Premises become security for any indebtedness or other obligations; and if Tenant is a corporation or a partnership, the transfer of a controlling interest in the stock of the corporation or partnership interests, as applicable. If there is a permitted Transfer, the Landlord may collect rent or other payments from the transferee and apply the net amount collected to the rent or other payments required to be paid pursuant to this Lease but no acceptance by the Landlord of any payments by a transferee shall be deemed a waiver of any provisions hereof regarding Tenant. Notwithstanding any Transfer, the Tenant shall not be released from any of its obligations under this Lease. The Landlord's consent to any Transfer shall be subject to the further condition that if the Minimum Rent and additional rent pursuant to such Transfer exceeds the Minimum Rent and additional rent payable under this Lease, the amount of such excess shall be paid to the Landlord. If, pursuant to a permitted Transfer, the Tenant receives from the transferee, either directly or indirectly, any consideration other than Minimum Rent and additional rent for such Transfer, either in the form of cash, goods, or services, the Tenant shall, upon receipt thereof, pay to the Landlord an amount equivalent to such consideration.

   8.2      Assignment by Landlord.  The Landlord shall have the unrestricted
            ----------------------
right to sell, lease, convey, or otherwise dispose of the Building or any part thereof and this Lease or any interest of the Landlord in this Lease. To the extent that the purchaser or assignee from the Landlord assumes the obligations of the Landlord under this Lease, the Landlord shall thereupon and without further agreement be released of all further liability under this Lease. If the Landlord sells its interest in the Premises, it shall deliver the security deposit to the purchaser and the Landlord will thereupon be released from any further liability with respect to the security deposit or its return to the Tenant and the purchaser shall become directly responsible to Tenant.

                             ARTICLE IX.  DEFAULT.
                             ---------------------

   9.1      Defaults.  A default by Tenant shall be deemed to have occurred
            --------
hereunder, if and whenever: (i) any Minimum Rent or Tenants proportionate share of Increased Operating Costs is not paid when due whether or not any notice or demand for payment has been made by the Landlord; (ii) any other additional rent is in arrears and is not paid within five (5) days after written demand by the Landlord; (iii) the Tenant has breached any of its obligations in this Lease (other than the payment of Rent) and the Tenant fails to remedy such breach within fifteen (15) days (or such shorter period as may be provided in this Lease), or if such breach cannot reasonably be remedied within fifteen (15) days (or such shorter period), then if the Tenant fails to immediately commence to remedy and thereafter proceed diligently to remedy such breach, in each case after notice in writing from the Landlord; (iv) the Tenant becomes bankrupt or insolvent; (v) any of the Landlord's policies of insurance with respect to the Building are cancelled or adversely changed as a result of Tenant's use or occupancy of the Premises; or (vi) the business operated by Tenant in the Premises shall be closed by governmental or court order for any reason.

   9.2      Remedies.  In the event of any default hereunder by Tenant, then
            --------
without prejudice to any other rights which it has pursuant to this Lease or at law or in equity, the Landlord shall have the following rights and remedies, which are cumulative and not alternative:

          (A) Landlord may cancel this Lease by notice to the Tenant and retake possession of the Premises for Landlord's account. Tenant shall then quit and surrender the Premises to Landlord. Tenant's liability under all of the provisions of this Lease shall continue notwithstanding any expiration and surrender, or any re-entry, repossession, or disposition hereunder.

          (B) Landlord may enter the Premises as agent of the Tenant to take possession of any property of the Tenant on the Premises, to store such property at the expense and risk of the Tenant or to sell or otherwise dispose of such property in such manner as the Landlord may see fit without notice to the Tenant. Re-entry and removal may be effectuated by summary dispossess proceedings, by any suitable action or proceeding, or otherwise. Landlord shall not be liable in any way in connection with its actions pursuant to this section, to the extent that its actions are in accordance with law.

          (C) If this Lease is canceled under subsection (A) above, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for all rent and all of the charges Tenant would have been required to pay until the date this Lease would have expired had such cancellation not occurred. Tenant's liability for rent shall continue notwithstanding re-entry or repossession of the Premises by Landlord. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge as reasonable attorneys' fees with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions of this Lease.

          (D) Landlord may relet all or any part of the Premises for all or any part of the unexpired portion of the Term of this Lease or for any longer period, and may accept any rent then attainable; grant any concessions of Rent, and agree to paint or make any special repairs, alterations, and decorations for any new Tenant as it may deem advisable in its sole and absolute discretion. Landlord shall be under no obligation to relet or to attempt to relet the Premises.

          (E) If this Lease is canceled in accordance with subsection (A) above, and Landlord so elects, the Rent hereunder shall be accelerated and Tenant shall pay Landlord damages in the amount of any and all sums which would have been due for the remainder of the Term.

          (F) Landlord may remedy or attempt to remedy any default of the Tenant under this Lease for the account of the Tenant and to enter upon the Premises for such purposes. No notice of the Landlord's intention to perform such covenants need be given the Tenant unless expressly required by this Lease. The Landlord shall not be liable to the Tenant for any loss or damage caused by acts of the Landlord in remedying or attempting to remedy such default and the Tenant shall pay to the Landlord all expenses incurred by the Landlord in connection with remedying or attempting to remedy such default. Any expenses incurred by Landlord shall accrue interest from the date of payment by Landlord until repaid by Tenant at the highest rate permitted by law.

   9.3      Costs.  The Tenant shall pay to the Landlord on demand all costs
            -----
incurred by the Landlord, including attorneys' fees and costs at all tribunal levels, incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease. In addition, upon any default by Tenant, Tenant shall be also liable to Landlord for the expenses to which Landlord may be put in re-entering the Premises; repossessing the Premises; painting, altering, or dividing the Premises; combining the Premises with an adjacent space for any new tenant; putting the Premises in proper repair; protecting and preserving the Premises by placing watchmen and caretakers therein; reletting the Premises (including attorneys' fees and disbursements, marshall's fees, and brokerage fees, in so doing); and any other expenses reasonably incurred by Landlord.

   9.4      Additional Remedies; Waiver.  The rights and remedies of Landlord
            ---------------------------
set forth herein shall be in addition to any other right and remedy now and hereinafter provided by law. All rights and remedies shall be cumulative and non-exclusive of each other. No delay or omission by Landlord in exercising a right or remedy shall exhaust or impair the same or constitute a waiver of, or acquiescence to, a default.

   9.5      Default by Landlord.  In the event of any default by Landlord,
            -------------------
Tenant's exclusive remedy shall be an action for damages, but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall have a period of thirty (30) days following the date of such notice in which to commence the appropriate cure of such default. Unless and until Landlord fails to commence and diligently pursue the appropriate cure of such default after such notice or complete same within a reasonable period of time, Tenant shall not have any remedy or cause of action by reason thereof. Notwithstanding any provision of this Lease, Landlord shall not at any time have any personal liability under this Lease. In the event of any breach or default by Landlord of any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then-owned by Landlord in the Building, and in no event shall any deficiency judgment be sought or obtained against Landlord.

                ARTICLE X. ESTOPPEL CERTIFICATE; SUBORDINATION.
                -----------------------------------------------

   10.1     Estoppel Certificate.  Within ten (10) days after written request by
            --------------------
the Landlord, the Tenant shall deliver in a form supplied by the Landlord, an estoppel certificate to the Landlord as to the status of this Lease, including whether this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and identifying the modification agreements); the amount of Minimum Rent and additional rent then being paid and the dates to which same have been paid; whether or not there is any existing or alleged default by either party with respect to which a notice of default has been served, or any facts exist which, with the passing of time or giving of notice, would constitute a default and, if there is any such default or facts, specifying the nature and extent thereof; and any other matters pertaining to this Lease as to which the Landlord shall request such certificate. The Landlord, and any prospective purchaser, lender, or ground lessor shall have the right to rely on such certificate.

   10.2     Subordination; Attornment.  This Lease and all rights of the Tenant
            -------------------------
shall be subject and subordinate to any and all mortgages, security agreements, or like instruments resulting from any financing, refinancing, or collateral financing (including renewals or extensions thereof), and to any and all ground leases, made or arranged by Landlord of its interests in all or any part of the Building), from time to time in existence against the Building, whether now existing or hereafter created. Such subordination shall not require any further instrument to evidence such subordination. However, on request, the Tenant shall further evidence its agreement to subordinate this Lease and its rights under this Lease to any and all documents and to all advances made under such documents. The form of such subordination shall be made as required by the Landlord, its lender, or ground lessor. The Tenant shall promptly on request attorn to any mortgagee, or to the future owner(s) of the Building, or the purchaser at any foreclosure or sale under proceedings taken under any mortgage, security agreement, like instrument, or ground lease, and shall recognize such mortgagee, owner, or purchaser as the Landlord under this Lease.

                 ARTICLE XI.  CONTROL OF BUILDING BY LANDLORD.
                 ---------------------------------------------

   11.1     Use and Maintenance of Common Areas.  The Tenant and those doing
            -----------------------------------
business with Tenant for purposes associated with the Tenant's business on the Premises, shall have a non-exclusive license to use the Common Areas for their intended purposes during normal business hours in common with others entitled thereto and subject to any rules and regulations imposed by the Landlord. The Landlord shall keep the Common Areas in good repair and condition and shall clean the Common Areas when necessary. Subject to all of the terms, provisions, covenants, and conditions contained herein, Tenant shall have the right to use the number of parking spaces indicated in the Lease Summary in the parking lot which Landlord shall provide for the use of tenants of the Building. Landlord shall not be liable for any damage to automobiles of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents thereof, while in or about the parking lots. The Tenant acknowledges that its non-exclusive right to use any parking facilities forming part of the Building may be subject to such rules and regulations as reasonably imposed by the Landlord from time to time. The Tenant acknowledges that all Common Areas shall at all times be under the exclusive control and management of the Landlord. For purposes of this Lease, "Common Areas" shall mean those areas, facilities, utilities, improvements, equipment, and installations of the Building which serve or are for the benefit of the tenants of more than one component of the Building and which are not designated or intended by the Landlord to be leased, from time to time, or which are provided or designated from time to time by the Landlord for the benefit or use of all tenants in the Building, their employees, customers, and invitees, in common with others entitled to the use or benefit of same.

   11.2     Alterations by Landlord.  The Landlord may (i) alter, add to,
            -----------------------
subtract from, construct improvements on, re-arrange, and construct additional facilities in, adjoining, or proximate to the Building;

(ii) relocate the facilities and improvements in or comprising the Building or erected on the land; (iii) do such things on or in the Building as required to comply with any laws, by-laws, regulations, orders, or directives affecting the land or any part of the Building; and (iv) do such other things on or in the Building as the Landlord, in the use of good business judgment determines to be advisable, provided that notwithstanding anything contained in this section 11.2, access to the Premises shall be available at all times. The Landlord shall not be in breach of its covenants for quiet enjoyment or liable for any loss, costs, or damages, whether direct or indirect, incurred by the Tenant due to any of the foregoing.

   11.3     Covenants, Conditions, and Restrictions.  Tenant hereby acknowledges
            ---------------------------------------
and agrees that the Building of which the Premises is a part, and Tenant's occupancy thereof, is subject to that certain Master Declaration of Covenants, Conditions, and Restrictions for Beacon Centre (the "Declaration"), which Declaration has been recorded among the Public Records of Dade County, Florida. Copies of the Declaration are located at Landlord's management office and may be reviewed by Tenant during Landlord's normal business hours. Tenant hereby acknowledges the existence of such Declaration and agrees to be bound by the terms thereof (and any amendments or modifications thereto). Tenant hereby agrees to reimburse Landlord, within five (5) days after demand therefor, for the proportionate share of Common Expenses attributable to the Premises, as described in the Declaration.

   11.4     Tenant Relocation.  Landlord shall have the right, at any time upon
            -----------------
sixty (60) days written notice to Tenant, to relocate Tenant into other space within the Building comparable to the Premises. Upon such relocation, such new space shall be deemed the Premises and the prior space originally demised shall in all respects be released from the effect of this Lease. If the Landlord elects to relocate Tenant as above described, (i) the new space shall contain approximately the same as, or greater usable area than the original space, (ii) the Landlord shall improve the new space, at Landlord's sole cost, to at least the standards of the original space, (iii) the Landlord shall pay the reasonable costs of moving Tenant's trade fixtures and furnishings from the original space to the new space, (iv) as total compensation for all other costs, expenses, and damages which Tenant may suffer in connection with the relocation, including but not limited to, lost profit or business interruption, no Minimum Rent or Operating Costs shall be due or payable for the first full calendar month of Tenant's occupancy of the new space, and Landlord shall not be liable for any further indirect or special expenses of Tenant resulting from the relocation,
(v) Minimum Rent, Tenant's proportionate share of Increased Operating Costs, and all other charges hereunder shall be the same for the new space as for the original space, notwithstanding that the new space may be larger than the original space, and (vi) all other terms of this Lease shall apply to the new space as the Premises, except as otherwise provided in this paragraph.

                          ARTICLE XII.  CONDEMNATION.
                          --------------------------

   12.1     Total or Partial Taking.  If the whole of the Premises, or such
            -----------------------
portion thereof as will make the Premises unusable for the purposes leased hereunder, shall be taken by any public authority under the power of eminent domain or sold to public authority under threat or in lieu of such taking, the Term shall cease as of the day possession or title shall be taken by such public authority, whichever is earlier ("Taking Date"), whereupon the rent and all other charges shall be paid up to the Taking Date with a proportionate refund by Landlord of any rent and all other charges paid for a period subsequent to the Taking Date. If less than the whole of the Premises, or less than such portion thereof as will make the Premises unusable for the purposes leased hereunder, the Term shall cease only as to the part so taken as of the Taking Date, and Tenant shall pay rent and other charges up to the Taking Date, with appropriate credit by Landlord (toward the next installment of rent due from Tenant) of any rent or charges paid for a period subsequent to the Taking Date. Minimum Rent and other charges payable to Landlord shall be reduced in proportion to the amount of the Premises taken.

   12.2     Taking For Temporary Use.  If there is a taking of the Premises for
            ------------------------
temporary use, this Lease shall continue in full force and effect, and Tenant shall continue to comply with Tenant's obligations under this Lease, except to the extent compliance shall be rendered impossible or impracticable by reason of the taking. Minimum Rent and other charges payable to Landlord shall be reduced in proportion to the amount of the Premises taken for the period of such temporary use.

   12.3     Award.  All compensation awarded or paid upon a total or partial
            -----
taking of the Premises or Building including the value of the leasehold estate created hereby shall belong to and be the property of Landlord without any participation by Tenant; Tenant shall have no claim to any such award based on Tenant's leasehold interest. However, nothing contained herein shall be construed to preclude Tenant, at its cost, from independently prosecuting any claim directly against the condemning authority in such condemnation proceeding for damage to, or cost of removal of, stock, trade fixtures, furniture, and other personal property belonging to Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect Landlord's award or the award of any mortgagee.

                       ARTICLE XIII.  GENERAL PROVISIONS
                       ---------------------------------

   13.1     Delay.  Except as expressly provided in this Lease, whenever the
            -----
Landlord or Tenant is delayed in the fulfillment of any obligation under this Lease, other than the payment of rent or other charges, by an unavoidable occurrence which is not the fault of the party delayed in performing such obligation, then the time for fulfillment of such obligation shall be extended during the period in which such circumstances operate to delay the fulfillment of such obligation.

   13.2     Holding Over.  If the Tenant remains in possession of the Premises
            ------------
after the end of the Term without having executed and delivered a new lease or an agreement extending the Term, there shall be no tacit renewal of this Lease or the Term, and the Tenant shall be deemed to be occupying the Premises as a Tenant from month to month at a monthly Minimum Rent payable in advance on the first day of each month equal to twice the monthly amount of Minimum Rent payable during the last month of the Term, and otherwise upon the same terms as are set forth in this Lease, so far as they are applicable to a monthly tenancy.

   13.3     Waiver Partial Invalidity.  If either the Landlord or Tenant excuses
            -------------------------
or condones any default by the other of any obligation under this Lease, this shall not be a waiver of such obligation in respect of any continuing or subsequent default and no such waiver shall be implied. All of the provisions of this Lease are to be construed as covenants even though not expressed as such. If any such provision is held or rendered illegal or unenforceable it shall be considered separate and severable from this Lease and the remaining provisions of this Lease shall remain in force and bind the parties as though the illegal or unenforceable provision had never been included in this Lease.

   13.4     Recording.  Neither the Tenant nor anyone claiming under the Tenant
            ---------
shall record this Lease or any memorandum hereof in any public records without the prior written consent of the Landlord.


   13.5     Notices.  Any notice, consent, or other instrument required or
            -------
permitted to be given under this Lease shall be in writing and shall be delivered in person, or sent by certified mail, return receipt requested, or overnight express mail courier, postage prepaid, addressed (i) if to Landlord, at the address set forth on the Lease Summary; and (ii) if to the Tenant, at the Premises or, prior to Tenant's occupancy of the Premises, at the address set forth on the Lease Summary. Any such notice or other instruments shall be deemed to have been given and received on the day upon which personal delivery is made or, if mailed, then forty-eight (48) hours following the date of mailing. Either party may give notice to the other of any change of address and after the giving of such notice, the address therein specified is deemed to be the address of such party for the giving of notices. If postal service is interrupted or substantially delayed, all notices or other instruments shall be delivered in person or by overnight express mail courier.

   13.6     Successors; Joint and Several Liability.  The fights and liabiiibes
            ---------------------------------------
created by this Lease extend to and bind the successors and assigns of the Landlord and the heirs, executors, administrators, and permitted successors and assigns of the Tenant. No rights, however, shall inure to the benefit of any transferee unless such Transfer complies with the provisions of Article VIII. If there is at any time more than one Tenant or more than one person constituting the Tenant, their covenants shall be considered to be joint and several and shall apply to each and every one of them.

   13.7     Captions and Section Numbers.  The captions, section numbers,
            ----------------------------
article numbers, and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way affect the substance of this Lease.

   13.8     Extended Meanings.  The words "hereof," "hereto," "hereunder," and
            -----------------
similar expressions used in this Lease relate to the whole of this Lease and not only to the provisions in which such expressions appear. This Lease shall be read with all changes in number and gender as may be appropriate or required by the context. Any reference to the Tenant includes, when the context allows, the employees, agents, invitees, and licensees of the Tenant and all others over whom the Tenant might reasonably be expected to exercise control. This Lease has been fully reviewed and negotiated by each party and their counsel and shall not be more strictly construed against either party.

   13.9     Entire Agreement; Governing Law; Time.  This Lease and the Exhibits
            -------------------------------------
and Riders, if any, attached hereto are incorporated herein and set forth the entire agreement between the Landlord and Tenant concerning the Premises and there are no other agreements or understandings between them. This Lease and its Exhibits and Riders may not be modified except by agreement in writing executed by the Landlord and Tenant. This Lease shall be construed in accordance with and governed by the laws of the State of Florida. Time is of the essence of this Lease.

   13.10    No Partnership.  Nothing in this Lease creates any relationship
            --------------
between the parties other than that of lessor and lessee and nothing in this Lease constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the Tenant.

   13.11    Quiet Enjoyment.  If the Tenant pays rent and other charges and
            ---------------
fully observes and performs all of its obligations under this Lease, the Tenant shall be entitled to peaceful and quiet enjoyment of the Premises for the Term without interruption or interference by the Landlord or any person claiming through the Landlord.

   13.12    Brokerage.  Landlord and Tenant each represent and warrant one to
            ---------
the other that except as set forth in the Lease Summary, neither of them has employed any broker in connection with the negotiations of the terms of this Lease or the execution thereof. Landlord and Tenant hereby agree to indemnify and to hold each other harmless against any loss, expense, or liability with respect to any claims for commissions or brokerage fees arising from or out of any breach of the foregoing representation and warranty. Landlord recognizes the broker(s) specified in the Lease Summary as the sole broker(s) with whom Landlord has dealt in this transaction and agrees to pay any commissions determined to be due said broker(s). Tenant acknowledges that Codina Bush Klein-Oncor International represents solely the Landlord with respect to this Lease.

   13.13    TRIAL BY JURY.  LANDLORD AND TENANT EACH HEREBY WAIVES ITS
            -------------
RIGHT TO A JURY TRIAL OF ANY ISSUE OR CONTROVERSY ARISING UNDER THIS LEASE.

   EXECUTED as of the day and year first above written.

WITNESSES:          LANDLORD:

                    New World Partners Joint Venture,
                    a Florida general partnership

                    By: Codina/Tradewind, Ltd., a Florida
                    limited partnership, as general partner

                    By: Codina West Dade Development Corp.,
                    as general partner


                         By:
                             -------------------------------
                             Armando Codina, President


---------------------

---------------------

                       TENANT:

                       Automated Dispatch Solutions, Inc., a Delaware corporation


                       By.
                          -------------------------------
                       Name:
                       Title:

                                  EXHIBIT "B"
                                  -----------

                               Legal Description

          The Village

          ALL of Tracts A, B, C and the Easterly 1/2 of NW 84th Avenue as shown on SHAUN PLAT NUMBER ONE, according to the Plat thereof, as recorded in Plat Book 132 at Page 58 of the Public Records of Dade County, Florida, being more particularly described as follows:

          Begin at the Northeast corner of said Tract A; thence run S89 degrees 58 feet 33 inches W along the North line of said SHAUN PLAT NUMBER ONE for a distance of 695.83 to a point; thence run S1 degree 24 feet 11 inches E for a distance of 8.03 feet to a point; thence run S88 degrees 35 feet 49 inches W for a distance of 41.00 feet to a point; thence run S77 degrees 24 feet 11 inches E for a distance of 402.33 feet to a point; thence run S77 degrees 26 feet 37 inches E for a distance of 119.82 feet to a point of curvature of a circular curve concave to the Northeast, having for its elements a central angle of 12 degrees 32 feet 22 inches and a radius of 2809.79 feet; thence run Southeasterly and easterly along the arc of said curve for a distance of 614.93 feet to a point, said point being the Southeast comer of said Tract C; thence run NO degrees 01 degree 27 inches W along the East line of said SHAUN PLAT NUMBER ONE for a distance of 504.78 feet to THE POINT OF BEGINNING.

          Containing 7.932 acres, more or less.

                                  EXHIBIT "C"
                                  -----------

                             RULES AND REGULATIONS
                             ---------------------


     1.   Security.  The Landlord may from time to time adopt appropriate
          --------
systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the same, or any equipment, furnishings, or contents thereof, and the Tenant shall comply with the Landlord's reasonable requirements relative thereto.

     2.   Return of Keys.  At the end of the Term, the Tenant shall promptly
          --------------
return to the Landlord all keys for the Building and Premises which are in the possession of the Tenant. In the event any Tenant fails to return keys, Landlord may retain $50.00 of Tenant's security deposit for locksmith work and administration.

     3.   Repair, Maintenance, Alterations, and Improvements.  The Tenant shall
          --------------------------------------------------
carry out Tenant's repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by the Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

     4.   Water Fixtures.  The Tenant shall not use water fixtures for any
          --------------
purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by the Tenant shall be paid for by the Tenant.

     5.   Personal Use of Premises.  The Premises shall not be used or permitted
          ---------------
to be used for residential, lodging, or sleeping purposes or for the storage of personal effects or property not required for business purposes.

     6.   Heavy Articles.  The Tenant shall not place in or move about the
          --------------
Premises without the Landlord's prior written consent any safe or other heavy article which in the Landlord's reasonable opinion may damage the Building, and the Landlord may designate the location of any such heavy articles in the Premises.

     7.   Bicycles, Animals.  The Tenant shall not bring any animals or birds
          -----------------
into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by the Landlord for such purposes.

     8.   Deliveries.  The Tenant shall ensure that deliveries of supplies,
          ----------
fixtures, equipment, furnishings, wares, and merchandise to the Premises are made through such entrances, elevators, and corridors and at such times as may from time to time be designated by the Landlord, and shall promptly pay or cause to be paid to the Landlord the cost of repairing any damage in the Building caused by any person making improper deliveries.

     9.   Solicitations.  The Landlord reserves the right to restrict or
          -------------
prohibit canvassing, soliciting, or peddling in the Building.

     10.  Food and Beverages.  Only persons approved from time to time by the
          ------------------
Landlord may prepare, solicit orders for, sell, serve, or distribute foods or beverages in the Building, or use the Common Areas for any such purpose. Except with the Landlord's prior written consent and in. accordance with arrangements approved by the Landlord, the Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving, or distribution of food or beverages.

     11.  Refuse.  The Tenant shall place all refuse in proper receptacles
          ------
provided by the Tenant at its expense in the Premises or in receptacles (if any) provided by the Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts, and shafts of the Building, free of all refuse.

     12.  Obstructions.  The Tenant shall not obstruct or place anything in or
          ------------
on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells, or other Common Areas, or use such locations for any purpose except access to and exit from the Premises without the Landlord's prior written consent. The Landlord may remove at the Tenant's expense any such obstruction or thing caused or placed by the Tenant (and unauthorized by the Landlord) without notice or obligation to the Tenant.

     13.  Proper Conduct.  The Tenant shall not conduct itself in any manner
          --------------
which is inconsistent with the character of the Building as a first quality building or which will impair the comfort and convenience of other tenants in the Building.

     14.  Employees, Agents, and Invitees.  In these Rules and Regulations,
          -------------------------------
"Tenant" includes the employees, agents, invitees, and licensees of the Tenant and others permitted by the Tenant to use or occupy the Premises.

     15.  Parking.  If the Landlord designates tenant parking areas for the
          -------
Building, the Tenant shall park its vehicles and shall cause its employees and agents to park their vehicles only in such designated parking areas. The Tenant shall fumish the Landlord, upon request, with the current license numbers of all vehicles owned or used by the Tenant or its employees or agents and the Tenant thereafter shall notify the Landlord of any changes in such numbers within five
(5) days after the occurrence thereof. In the event of failure of the Tenant or its employees or agents to park their vehicles in such designated parking areas, the Tenant shall forthwith on demand pay to the Landlord the sum of Twenty and No/100 ($20.00) Dollars per day per each car so parked. Landlord may itself or through any agent designated for such purpose, make, administer, and enforce additional rules and regulations regarding parking by tenants and by their employees or agents, including, without limitation, rules and regulations permitting the Landlord or such agent to move any vehicles improperly parked to the designated tenant or employee parking areas. No disabled vehicle shall be left in the parking areas of the Building for more than 24 hours.

                                  EXHIBIT "D"
                                  -----------

                             WORK LETTER AGREEMENT

THIS WORK LETTER AGREEMENT (the "Work Letter"), dated as of Aug 7 , 1997, is
                                                            ------
attached to and made part of that certain Lease by and between New World Partners Joint Venture, a Florida general partnership (the "Landlord"), and Automated Dispatch Solutions, Inc., a Delaware corporation (the "Tenant"). The terms, definitions, and other provisions of the Lease are hereby incorporated into this Work Letter by reference as if set forth in full.

IN CONSIDERATION OF the execution of the Lease and the mutual covenants and conditions hereinafter set forth, Landlord and Tenant agree as follows:

          (a) Landlord, at its expense (except as otherwise expressly set forth below), will cause Substantial Completion, as hereinafter defined, of the tenant improvements (the "Tenant Improvements") to the Premises, in accordance with plans and specifications for the Premises to be prepared by Landlord's architect, at Landlord's expense (except as otherwise expressly provided below). As of the date hereof, Landlord and Tenant have approved that certain space plan for the Premises, prepared by the Matthews & Diaz Architects, dated July 25, 1997 (the "Space Plan"). The plans and specifications shall be based on the Space Plan. Landlord assumes no responsibility whatsoever, and shall not be liable, for the manufacturer's, architect's, or engineer's design or performance of any structural, mechanical, electrical, or plumbing systems or equipment of Tenant. Changes to the Space Plan or the plans and specifications shall be made only by written addendum signed by both parties. "Substantial Completion" shall mean that a certificate of occupancy has been obtained for the Premises and that the Tenant Improvements are sufficiently complete so as to allow Tenant to occupy the Premises for the use and purposes intended without unreasonable disturbance or interruption; provided that Landlord, its employees, agents, and contractors, shall be allowed to enter upon the Premises at any reasonable time(s) following Substantial Completion as necessary to complete any unfinished details pursuant to a punchlist to be prepared by Tenant and delivered to Landlord within thirty (30) days following the date of Substantial Completion.

          (b) Upon Substantial Completion of the Premises, Tenant, at its expense, shall install its furniture, trade fixtures, and equipment so that Tenant can occupy the Premises for the use and purposes intended. Tenant may begin to install such items prior to Substantial Completion; provided, however, that no such pre-Substantial Completion installation shall in any way delay or interfere with Landlord's work pursuant to this Work Letter and Tenant shall arrange a meeting to coordinate with Landlord prior to any such pre-Substantial Completion installation. Any such pre-Substantial Completion installation of furniture, fixtures, and equipment shall be at Tenant's sole risk, and if at any time such entry shall cause disharmony, impediment, or interference with Landlord's work, then Tenant's right to enter the Premises prior to Substantial Completion may be withdrawn by Landlord upon 48 hours' notice to Tenant. Such access shall at all times be subject to the Landlord's rules and regulations regarding such access. If the parties agree that Tenant will undertake to construct or install some portion of the Tenant Improvements or retain its own subcontractors to perform any other work, Tenant shall only use contractor(s), subcontractor(s), or material supplier(s) first approved by Landlord ("Tenant's Contractors"). Tenant shall be responsible for obtaining all necessary permits and approvals at Tenant's sole expense in connection with the work performed by Tenant's Contractors. Tenant shall advise Tenant's Contractors that no interest of Landlord in the Premises or Building shall be subject to liens to secure payment of any amount due for work performed or materials installed in the Premises and that Landlord has recorded a notice to that effect in the public records of Dade County, Florida. Landlord shall permit Tenant and Tenant's Contractors to enter the Premises to accomplish any work as agreed, however, Tenant agrees to insure that Tenant's Contractors do not impede Landlord's contractor(s) in performance of their respective tasks. Landlord shall not be liable in any way for any injury, loss, damage, or delay which may be caused by or arise from such entry by Tenant, its employees, or Tenant's Contractors, and Tenant agrees to indemnify and hold harmless Landlord, its agents, and employees from and against any and all costs, expenses, damage, loss, or liability, including, but not limited to, reasonable attorneys' fees and costs, which arise out of, is occasioned by, or is in any way attributable to the work being performed by Tenant's Contractors. Prior to any work being performed by any Tenant's Contractor, Tenant shall provide to Landlord certificates of insurance evidencing that Tenant has the required comprehensive general liability insurance required of Tenant under the Lease, as well as certificates of insurance in forms and in amounts satisfactory to Landlord evidencing that each Tenant's Contractor has in effect (and shall maintain at all times during the course of the work hereunder) workers' compensation insurance to cover full liability under workers' compensation laws of the State of Florida with employers' liability coverage and comprehensive general liability and buildees risk insurance for the hazards of operations, independent contractors, products and completed operations.

          (d) Tenant shall be responsible for any delay (including associated costs) in Substantial Completion resulting from any of the following causes:

               (i) Tenant's failure to pay any portion of Tenant's Costs, as hereinafter defined, when due; or

          (ii) Tenant's specification of special materials or finishes, or special installations, which special items cannot be delivered or completed within Landlord's construction schedule (subject to Landlord's obligation to give Tenant prior notice of same at the time of such specification); or

          (iii) any change in the Space Plan or the plans and specifications caused by Tenant, even though Landlord may approve such change (Landlord agrees to estimate the delay to be caused by a change order, provided Tenant expressly requests such estimate at the time it requests a change order); or

          (iv) any other delay in Substantial Completion directly attributable to the negligent or willful acts or omissions of Tenant, its employees, or agents.

          If any delay caused by Tenant results in or contributes to a delay in Substantial Completion, then Substantial Completion shall be deemed to have occurred as of the date Landlord would have otherwise achieved Substantial Completion, but for Tenant's delay. Landlord will specify in writing to Tenant the Tenant delay(s) which resulted in or contributed to a delay in Substantial Completion.

          (e) Landlord, at its expense, shall cause Substantial Completion of the Premises on a "turnkey" basis to the extent that the plans and specifications are based on the Space Plan, and utilizing Landlord's Building-standard methods and materials. Any and all other improvements to the Premises (including, without limitation, the fees and costs incurred with respect to preparation of the plans and specifications for the other improvements) will be at Tenant's expense ("Tenant's Costs"). Tenant's Costs shall be paid to Landlord as follows:

          (i) Prior to commencement of construction of the Tenant Improvements, Tenant shall pay Landlord an amount equal to fift (50%) percent of the Tenant's Costs.

          (ii) When fifty (50%) of the Tenant Improvements are complete in accordance with the plans and specifications (as verified in writing by Landlord's architect), Tenant shall pay Landlord an amount equal to the remaining unpaid balance of Tenant's Costs, as such amount can then be reasonably determined by Landlord based on available information.

          (iii) Within ten (10) days following Landlord's submittal to Tenant of a final accounting of Tenant's Costs, Tenant shall pay Landlord the then remaining balance of Tenant's Costs, or Landlord shall reimburse Tenant as to any excess amounts previously paid, as the case may be.

          Tenant's Costs represent a reimbursement of monies expended by Landlord on Tenant's behalf. Payment when due shall be a condition to Landlord's continued performance under this Work Letter. Any delay in construction of the Tenant Improvements or in Tenant taking occupancy of the Premises resulting from Tenant's failure to make any Tenant's Costs payments when due shall be Tenant's responsibility. Tenant's failure to pay any portion of Tenant's Costs when due shall constitute a default under the Lease (subject to any applicable notice requirements or grace periods), entitling Landlord to all of its remedies thereunder.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter as of the day and first year above written.

WITNESSES:         LANDLORD:

                   New World Partners Joint Venture, a Florida general partnership

                   By: Codina/Tradewind, Ltd., a Florida limited partnership, as general partner

                        By:  Codina West Dade Development Corp.,
                        as general partner

                        By:
----------------           --------------------------------
                             Armando Codina, President
----------------


                    TENANT:

                    Automated Dispatch Solutions, Inc., a Delaware corporation



                        By:
----------------           -------------------------------
                        Name:
----------------             -----------------------------
                        Title:
                              ----------------------------

                            RIDER NUMBER 1 TO LEASE

                            dated __________, 1997

                      Automated Dispatch Solutions, Inc.

                                OPTION TO RENEW
                                ---------------

      A. Landlord hereby grants Tenant the option to renew (the "Renewal Option") the initial Term (not to include, for purposes of this Rider only, the Renewal Term, as hereinafter defined) for one (1) additional term of sixty (60) months (the "Renewal Term"), commencing as of the date immediately following the expiration of the initial Term, such option to be subject to the covenants and conditions hereinafter set forth in this Rider.

      B. Tenant shall give Landlord written notice (the "Renewal Notice") of Tenant's election to exercise its Renewal Option not later than one hundred eighty (180) days prior to the expiration of the then-current term of the Lease; provided that Tenant's failure to give the Renewal Notice by said date, whether due to Tenant's oversight or failure to cure any existing defaults or otherwise, shall render the Renewal Option null and void.

      C. Tenant shall not be permitted to exercise the Renewal Option at any time during which Tenant is in default under the Lease, subject to applicable notice and grace periods (if any). If Tenant fails to cure any default under the Lease prior to the commencement of the Renewal Term, subject to applicable notice and grace periods, the Renewal Term shall be immediately cancelled, unless Landlord elects to waive such default, and Tenant shall forthwith deliver possession of the Premises to Landlord as of the expiration or earlier termination of the then-current term of the Lease.

      D. Tenant shall be deemed to have accepted the Premises in "as-is" condition as of the commencement of the Renewal Term, subject to any other repair and maintenance obligations of Landlord under the Lease, it being understood and agreed that Landlord shall have no additional obligation to renovate or remodel the Premises or any portion of the Building as a result of Tenant's renewal of the Lease.

      E. The covenants and conditions of the Lease in force during the original Term, as the same may be modified from time to time, shall continue to be in effect during the Renewal Term, except as follows:

               (1) The "Commencement Date" for the purpose of the Lease shall be the first day of the Renewal Term.

          (2) The Minimum Rent for the Renewal Term shall be an amount equal to the then Fair Market Rental Value of the Premises. "Fair Market Rental Value" of the Premises shall be an amount determined by Landlord on the basis of the then-prevailing market rental rate for office space comparable to the Premises as reflected in one or more leases executed by Landlord with new tenants of the Building within the twelve-month period immediately preceding commencement of the Renewal Term. If Landlord has not executed any lease with new tenants within said twelve-month period, the new prevailing market rental rate determination shall be based on new leases for premises comparable to the Premises herein, as executed within said twelve-month period by owners of other comparable office building properties located in west Dade County, Florida. However, in no event shall Minimum Rent for any year of the Renewal Term be less than the amount of Minimum Rent for the immediately prior year.

          (3) Following expiration of the Renewal Term as provided herein, Tenant shall have no further right to renew or extend the Lease.

      F. Tenant's option to renew the Lease shall not be transferable by Tenant, except in conjunction with a permissible Transfer in accordance with the applicable provisions of the Lease.

                    NOTICE REQUIRED BY CHAPTER 88-285, LAWS
                                  OF FLORIDA


          Chapter 88-285, Laws of Florida, requires the following notice to be provided with respect to the contract for sale and purchase of any building, or a rental agreement for any building:

          "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.
Additional information regarding radon and radon testing may be obtained from your country public health unit."


                              Automated Dispatch Solutions, Inc.


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Dated:
                                    --------------------------

                                       1